UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2017 (June 8, 2017)

Centennial Resource Development, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37697	47- 5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Seventeenth Street, Suite 1800
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(720) 499-1400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported, on June 8, 2017, Centennial Resource Development, Inc. (“Centennial” or “the Company”) and its subsidiary, Centennial Resource Production, LLC, a Delaware limited liability company (“CRP”), consummated the acquisition of certain undeveloped acreage and producing oil and natural gas properties in the core of the Northern Delaware Basin (the “GMT Acquisition”) from GMT Exploration Company LLC, a Delaware limited liability company (“GMT”), pursuant to that certain Purchase and Sale Agreement, dated as of April 28, 2017, by and between CRP and GMT. CRP funded the GMT Acquisition with the net proceeds from Centennial’s previously announced private placement of shares of its Class A common stock, which closed simultaneously with the GMT Acquisition.

This Current Report on Form 8-K/A provides historical financial statements related to the oil and gas properties acquired from GMT in connection with the GMT Acquisition (the “GMT Properties”) and pro forma financial statements for Centennial that give effect to the GMT Acquisition. This Current Report on Form 8-K/A should be read in conjunction with Centennial’s Current Reports on Form 8-K filed on May 1, 2017 and June 9, 2017, which provide additional information relating to the GMT Acquisition.

Item 9.01. Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

The audited statement of revenues and direct operating expenses of the GMT Properties for the year ended December 31, 2016, including the notes and the report of BDO USA, LLP  with respect thereto, and the unaudited statement of revenue and direct operating expenses of the GMT Properties for the three months ended March 31, 2017 and 2016, including the notes thereto, are attached hereto as Exhibit 99.1 and incorporated by reference herein.

(b)           Pro Forma Financial Information

The following unaudited pro forma combined financial statements of Centennial giving effect to the GMT Acquisition are attached hereto as Exhibit 99.2 and incorporated by reference herein:

•      unaudited pro forma combined statement of operations for the three months ended March 31, 2017;

•      unaudited pro forma combined statement of operations for the year ended December 31, 2016; and

•      unaudited pro forma combined balance sheet as of March 31, 2017.

(d)           Exhibits

Exhibit No.	Description
23.1	Consent of BDO USA, LLP.

99.1	Statement of revenues and direct operating expenses of the GMT Properties for the year ended December 31, 2016 and for the three months ended March 31, 2017 and 2016.

99.2

Unaudited pro forma combined statement of operations for the three months ended March 31, 2017 and for the year ended December 31, 2016, and the unaudited pro forma combined balance sheet as of March 31, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC
Date: August 7, 2017
	By:	/s/ GEORGE S. GLYPHIS
	Name:	George S. Glyphis
	Title:	Chief Financial Officer, Treasurer and Assistant Secretary

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